AST BOND PORTFOLIO 2023
SCHEDULE OF INVESTMENTS	as of September 30, 2023 (unaudited)
	Shares	Value
Long-Term Investments — 96.5%
Affiliated Mutual Fund — 84.9%
Fixed Income
AST Target Maturity Central Portfolio* (cost $29,898,261)(wa)	3,200,182	$30,305,719

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. Treasury Obligation — 11.6%
U.S. Treasury Notes
0.750%	12/31/23	4,200	4,151,766
(cost $4,153,654)

Total Long-Term Investments (cost $34,051,915)				34,457,485

	Shares
Short-Term Investment — 1.8%
Affiliated Mutual Fund
PGIM Core Ultra Short Bond Fund (cost $633,942)(wa)	633,942	633,942

TOTAL INVESTMENTS—98.3% (cost $34,685,857)		35,091,427

Other assets in excess of liabilities(z) — 1.7%		613,880

Net Assets — 100.0%		$35,705,307

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:
Futures contracts outstanding at September 30, 2023:
Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
28	2 Year U.S. Treasury Notes	Dec. 2023	$5,675,906	$17,491
87	5 Year U.S. Treasury Notes	Dec. 2023	9,166,266	86,550
17	10 Year U.S. Treasury Notes	Dec. 2023	1,837,063	5,820
40	10 Year U.S. Ultra Treasury Notes	Dec. 2023	4,462,500	133,227
35	20 Year U.S. Treasury Bonds	Dec. 2023	3,982,344	205,704
22	30 Year U.S. Ultra Treasury Bonds	Dec. 2023	2,611,125	202,092
				$650,884
Other information regarding the Portfolio is available in the Portfolio’s most recent Report to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).
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